UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2024

WISA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Asset Purchase Agreement

As previously disclosed, on September 4, 2024, WiSA Technologies, Inc. (the “Company”) entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Data Vault Holdings Inc., a Delaware corporation (the “Data Vault”), pursuant to which the Company has agreed to purchase, assume and accept from Data Vault all of the rights, title and interests in, to and under the assets and interests used in the acquired business, and products and services solely to the extent they utilize the transferred assets, including certain patents, trademarks, and software source code.

On November 14, 2024, the Company and Data Vault entered into amendment to the Asset Purchase Agreement (the “Asset Purchase Agreement Amendment”). Pursuant to the Asset Purchase Agreement Amendment, the parties agreed to amend the definition of Acquired Business to Acquired Assets, to better describe the transferred asset. The parties also updated the schedules describing the transferred assets.

Pursuant to the Asset Purchase Agreement Amendment, the parties also agreed to amend the definition of Key Employees to only include Nathaniel Bradley and Brett Moyer, and revise the initial terms of the Promissory Note (as defined in the Asset Purchase Agreement) by adding a floor price of $1.116, and clarifying that all the payments made by the Company to Data Vault will be reduced by the amount owned by Data Vault to the Company under certain senior secured promissory notes.

Except as stated above, the Asset Purchase Agreement Amendment does not make any other substantive changes to the Asset Purchase Agreement.

A copy of the Asset Purchase Agreement Amendment is filed with this Current Report on Form 8-K (“Form 8-K”) as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Asset Purchase Agreement Amendment is qualified in its entirety by reference thereto.

Item 2.02	Results of Operations and Financial Condition.

On November 15, 2024, the Company issued a press release announcing its financial and business highlights for the quarter ended September 30, 2024. The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Additionally, on November 15, 2024, the Company will host a conference call to deliver to the Company’s stockholders a presentation of the Company’s third quarter results. The Company released presentation materials that incorporate, among other items, the Company’s third quarter 2024 update, recent business highlights and update regarding the asset purchase with Data Vault. The presentation materials for the conference call are attached as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference.

The information contained in Item 2.02 of this Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure

On November 15, 2024, the Company issued a press release announcing the filing of its preliminary proxy statement with the U.S. Securities and Exchange Commission in connection with the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders will be entitled to vote on a number of proposals, including, among others, a proposal to approve the transactions contemplated by the Asset Purchase Agreement, as amended. The press release is attached as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.

The information contained in Item 7.01 of this Form 8-K, including Exhibit 99.3, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Amendment to the Asset Purchase Agreement.
99.1	Earnings Press Release, dated November 15, 2024.
99.2	Presentation Materials of the Company
99.3	Proxy Statement Press Release, dated November 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2024	WISA TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
		Name:	Brett Moyer
		Title:	Chief Executive Officer